UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  August 26, 2004
                                                        ------------------------

                          Capital Southwest Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                 811-1056                                 75-1072796
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         (Commission File Number)              (IRS Employer Identification No.)


12900 Preston Road, Suite 700, Dallas, Texas                75230
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  (Address of Principal Executive Offices)                (Zip Code)


                                 (972) 233-8242
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01  Changes in Registrant's Certifying Accountant

On September 1, 2004, we filed a Form 8-K (the "Report") announcing that Ernst & Young, LLP, our independent registered public accounting firm, informed us on August 26, 2004 that it is resigning as our independent registered public accounting firm effective September 1, 2004. This Form 8-K/A amends the Report to include a copy of the letter provided by Ernst & Young LLP dated September 7, 2004 addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in the Report. The letter is filed as
Exhibit 16.1 to this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibit:

         16.1     Letter regarding change in certifying accountant
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2004


                                             CAPITAL SOUTHWEST CORPORATION


                                          By:  /s/  William R. Thomas
                                             -----------------------------------
                                             William R. Thomas
                                             President and Chairman of the Board











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                                Index to Exhibits

Exhibit No.         Description

16.1                Letter regarding change in certifying accountant